Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FEC Resources Inc. (the "Company") on Form 20-F for the period ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Wallace, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2019

By: /s/ Paul Wallace
Paul Wallace
Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer)